UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010 (November 10, 2010)

SOLERA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33461	26-1103816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Village Circle, Suite 350

Westlake, TX 76262

(Address of principal executive offices, including Zip Code)

(858) 724-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Solera Holdings, Inc. 2010 Annual Meeting of Stockholders was held on November 10, 2010. Set forth below are the matters the stockholders voted on and the final voting results.

1.	Election of Directors

Nominee	Votes For	Votes Against	Broker Non-Votes
Tony Aquila	65,939,062	1,006,816	783,234
Arthur F. Kinsgbury	66,814,014	131,864	783,234
Jerrell W. Shelton	66,803,262	142,616	783,234
Kenneth A. Viellieu	66,813,193	162,685	783,234
Stuart J. Yarbrough	66,803,262	142,616	783,234

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending June 30, 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,719,566	5,143	4,403	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA HOLDINGS, INC.

/S/ JASON BRADY
Date: November 15, 2010	Name:	Jason Brady
	Title:	Senior Vice President, General Counsel and Secretary